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EXHIBIT 99.2

                              AMENDED AND RESTATED
                              --------------------
                            STOCK PURCHASE AGREEMENT
                            ------------------------

          This AMENDED AND RESTATED STOCK PURCHASE AGREEMENT, dated as of May 15, 2001 (this "Agreement"), is made by and between Focal Corporation, a Utah corporation (the "Company"), and United Native Depository Corporation, a Navajo corporation (the "Purchaser"), with reference to the following:

                                    RECITALS

          WHEREAS, the parties hereto are the parties to that certain Stock Purchase Agreement dated as of May 1, 2001 (the "Original Agreement");

          WHEREAS, the parties wish to amend and restate the Original Agreement in its entirety in the manner provided herein;

          WHEREAS, as provided in the Original Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's authorized but unissued Common Stock, par value $0.10 per share (the "Common Stock");

          WHEREAS, upon the consummation of the transactions contemplated by this Agreement, the Purchaser shall be the record and beneficial owner of at least 51% of all of the issued and outstanding capital stock of the Company;

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the conditions and promises herein contained, the parties hereto agrees as follows:

          1. DEFINITIONS. For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "AGREEMENT" has the meaning provided in the preamble.

         "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended and in effect on the date of this Agreement.

         "CLOSING" has the meaning provided in Section 2.2.

         "COMMON STOCK" has the meaning provided in the second Recital above.

         "COMPANY" has the meaning provided in the preamble.

          "FINANCIAL STATEMENTS" has the meaning provided in Section 3.7.

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         "GAAP" shall mean generally accepted accounting principles as in effect on the date of this Agreement and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

         "MANAGEMENT AGREEMENT" has the meaning provided in Section 2.1.

         "Material Adverse Effect" means a material adverse effect on the Company's business, assets, condition (financial or otherwise), results of operation or prospects, or on the ability of the Company to perform its obligations under and consummate the transactions contemplated by this Agreement.

         "NEWCO" has the meaning provided in Section 4.6.

         "ORIGINAL AGREEMENT" has the meaning provided in the first Recital above.

         "PERSON" means any natural person, corporation, partnership, limited liability company, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "PURCHASER" has the meaning provided in the preamble.

         "RESTATED BY-LAWS" means the Restated By-Laws of the Company, as in effect on the date of this Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRANSFER AGENT" means Transfer Online, having its principal office address at 227 SW Pine Street, Suite 300, Portland, Oregon 97304.

          2. PURCHASE AND SALE OF STOCK.

                  2.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company at the Closing and the Company agrees to sell and issue to the Purchaser at the Closing that number of shares of the Common Stock provided on Schedule 2.1, which amount represents at least 51% of the fully diluted issued and outstanding shares of the capital stock of the Company at Closing. The purchase price shall consist of:

         (i) A cash payment of $10,000, the receipt of which by the Company on May 1, 2001 is hereby acknowledged.

         (ii) A promissory note made by the Purchaser in the amount of $300,000 in favor of the Company, in substantially the form of Exhibit A to this Agreement (the "Promissory Note").;

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         (iii)    The execution of a Management and Development Agreement by and between the Company and the Purchaser (the "Management Agreement"), pursuant to which the Company shall receive twenty-five percent (25%) of the net profits of the Cabazon Power Plant development for seven (7) years from the date of such Management Agreement, as compensation for its services provided thereunder. The terms and conditions of the Management Agreement shall be set forth in a separate written agreement between the parties to be entered into as of the Closing.

         2.2 CLOSING/DELIVERIES.

         (a) CLOSING. The purchase and sale of the Common Stock (the "Closing") shall take place at the offices of Pollet & Richardson located at 10900 Wilshire Blvd., Suite 500, Los Angeles, California at 10:00 a.m. Pacific Time, on or before May 15, 2001.

         (b) DELIVERIES. At the Closing, the Purchaser shall execute and deliver to the Company the Promissory Note and thereupon the Company shall instruct the Transfer Agent to issue and deliver to the Purchaser a certificate representing all of the shares of Common Stock that the Purchaser is purchasing pursuant to this Agreement.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         The Company hereby represents, warrants and covenants to the Purchaser as follows:

                  3.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Common Stock, and to carry out the provisions of this Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in California and in such other jurisdictions in which the failure to so qualify, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  3.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery by the Company of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock being sold hereunder has been taken, and this Agreement constitutes, and when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  3.3 VALID ISSUANCE OF COMMON STOCK. The Common Stock that is being purchased by the Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

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                  3.4 CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any Person is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Common Stock.

                  3.5 CAPITALIZATION.

                           (a) The authorized capital of the Company consists,
or will consist immediately prior to the Closing, of:

                                    (i) 100,000,000 shares of preferred stock,
no par value, all of which have been designated as Series A Preferred Stock, and none of which are issued and outstanding.

                                    (ii) 40,000,000 shares of Common Stock, of
which 19,392,271 shares are issued and outstanding and reserved for all outstanding convertible securities.

                           (b) The outstanding shares of Common Stock have been
duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

                  3.6 COMPLIANCE. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default of any provision of the Articles of Incorporation or By-laws.

                  3.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, threatened against or affecting the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect. The Company is not a party to or, to the Company's knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

                  3.8 SEC FILINGS. Excepts as disclosed in Schedule 3.8, the Company has timely filed all reports that it is required to file with the Securities and Exchange Commission prior to the date hereof and such reports are accurate in all material respects. The information set forth in the Form 10-KSB for the year ended June 30, 2000 and Form 10-QSB for the three month period ended December 31, 2000 (collectively, the "SEC Filings") as filed by the Company with the Securities and Exchange Commission (the "SEC") is true, correct and complete in all material respects as of the respective date of each such filing and does not omit to state any material fact necessary in order to make the statements therein not misleading. The financial statements of the Company as set forth in the SEC Filings have been prepared in accordance with GAAP

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applied on a consistent basis throughout the periods covered thereby and fairly present in all material respects the financial condition and results of operations of the Company as of their respective dates. Since December 31, 2000, there has not been any material adverse change in the business, financial condition or results of operations of the Company. Except for the liabilities set forth in the financial statements included in the SEC Filings and liabilities that have arisen after March 31, 2000 in the ordinary course of business, the Company has no material liability.

                  3.9 NO MATERIAL ADVERSE CHANGE. Since December 31, 2000, there has not been with respect to the Company any change in the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Company, except changes in the ordinary course of business that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser hereby represents and warrants to the Company as follows:

                  4.1 AUTHORIZATION. The Purchaser has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes, and when executed and delivered, will constitute, a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  4.2 INVESTMENT. The Common Stock to be purchased by the Purchaser will be purchased for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution thereof.

                  4.3 ACCREDITED INVESTOR. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as amended. The Purchaser is able to bear the economic risk of the purchase of the Common Stock pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment in the Common Stock.

                  4.4 RESTRICTED SECURITIES. The Purchaser understands that the Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

                  4.5 LEGEND. To the extent applicable, each certificate or other document evidencing any of the Common Stock shall be endorsed with the legend in the form set forth below:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT AN EXEMPTION THEREFROM IS AVAILABLE."

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                  4.6 SPIN-OFF OF CERTAIN ASSETS. The Purchaser understands and agrees that following the Closing, the Company will transfer its real estate assets and will assign its rights under the Promissory Note to a wholly owned subsidiary of the Company to be formed by the Company for the purpose of taking title to such spin-off assets. Thereafter, the Company and its Board of Directors will declare a stock dividend consisting of all of the issued and outstanding shares of capital stock of Newco to the Company's shareholders; provided, however, that in no event shall the Purchaser be entitled to more than 20% of the shares of Newco outstanding as of the record date fixed for such share dividend. The Purchaser agrees to act in good faith and use its best efforts to cause the Company to consummate the spin-off of the above-described assets to Newco as soon as is reasonably practicable following the Closing. The Purchaser acknowledges and agrees that the spin-off the Company's real estate assets and its rights under the Promissory Note to Newco is a material inducement for the Company to enter into this Agreement.

         5. CONDITIONS OF THE PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of the Purchaser under Section 2.1 are subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 CONSENTS. All consents, authorizations, approvals and permits of any Person that are required in connection with the issuance and sale of the Common Stock pursuant to this Agreement shall have been duly obtained and be effective as of the Closing.

                  5.3 BOARD OF DIRECTORS. Immediately prior to the Closing, the Board of Directors of the Company shall tender their written resignations to the Company and at the Closing the Purchaser shall elect new directors to fill the vacancies created by such resignations..

                  5.4 OFFICERS. Immediately prior to the Closing, the officers of the Company shall tender their written resignations to the Company and immediately following the Closing the directors of the Company in office immediately following the Closing shall appoint new officers to fill the vacancies created by such resignations. Any management, employment and consulting contracts in effect immediately prior to the Closing shall be terminated as of the Closing.

         6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Purchaser under Section 2.1 are subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

                  6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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                  6.2 CONSENTS. All consents, authorizations, approvals and
permits of any Person that are required in connection with the issuance and sale of the Common Stock pursuant to this Agreement shall have been duly obtained and be effective as of the Closing.

         MISCELLANEOUS.

                  7.1 NOTICES. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally-recognized service) or three (3) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the following address for, or such other address as may be designated in writing hereafter by, such party:

     If to Purchaser

                           United Native Depository Corporation
                           433 California Street
                           11th Floor
                           San Francisco, CA 94104
                           Attention: Deni Leonard, CEO

     If to the Company:

                           Focal Corporation
                           1415 W. North Street
                           Suite 302
                           Anaheim, CA 92803
                           Attention: Howard Palmer

                           with a copy to:

                           Pollet & Richardson
                           10900 Wilshire Blvd.
                           Suite 500
                           Los Angeles, CA 90024
                           Attention:  Nimish Patel, Esq.

                  7.2 WAIVER. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by any party hereto of any provision of this Agreement, or consent to any departure by any other party therefrom, shall be effective other than in the specific instance and for the purpose for which given.

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                  7.3 REMEDIES. The rights, powers, privileges and remedies
hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

                  7.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the Purchaser and the Company, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

                  7.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of california, without regard to principles of conflicts of law.

                  7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  7.7 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement affecting the validity or enforceability of such provision in any other jurisdiction.

                  7.8 CROSS REFERENCES. References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

                  7.9 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                  7.10 SCHEDULES INCORPORATED. The schedules to this Agreement are incorporated into and constitute an integral part of this Agreement.

                  7.11 AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by all of the parties hereto; provided, however, that the Company must submit to its shareholders for approval any proposed amendments to Section 4.6 of this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

                  7.12 BINDING EFFECT. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any shares of Common Stock sold hereunder). Neither party shall be permitted to assign any of its rights or delegate any of its obligations under this Agreement without the written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Any attempted assignment or delegation by a party hereto not in accordance with this Section
7.12 shall be void.

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                  7.13 EXECUTION KNOWING AND VOLUNTARY. In executing this
Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by legal counsel of the effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       FOCAL CORPORATION


                                       By:       /s/ Howard Palmer
                                                 -------------------------------
                                                 Howard Palmer
                                                 Its: Chairman and President


                                       UNITED NATIVE DEPOSITORY CORPORATION

                                       By:       /s/ Deni Leonard
                                                 -------------------------------
                                                   Deni Leonard
                                                   Its: Chairman and President


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                                  SCHEDULE 2.1

                                 SHARE ISSUANCE


Shares Issued and Outstanding Per Transfer Agent Records      9,183,027

Reconciling items:

         Shares issued to Management and Consultants          4,966,669

         Shares issued related to Real Estate acquisitions      100,384

         Shares reserved for convertible securities           4,142,191

         Shares reserved for contingency                      1,000,000

FULLY DILUTED NUMBER OF SHARES OF COMMON
STOCK OUTSTANDING IMMEDIATELY
BEFORE CLOSING                                               19,392,271     49%

TOTAL SHARES TO BE ISSUED TO PURCHASER
AT CLOSING PURSUANT TO SECTION 2.1                           20,183,792     51%

FULLY DILUTED NUMBER OF SHARES OF COMMON
STOCK OUTSTANDING IMMEDIATELY AFTER CLOSING                  39,576,063     100%

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